Exhibit 4.7

ELEVENTH SUPPLEMENTAL INDENTURE

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of July 27, 2018 (this “Supplemental Indenture”), among Charter Communications Operating, LLC, a Delaware limited liability company (“CCO”), Charter Communications Operating Capital Corp., a Delaware corporation (together with CCO, the “Issuers”), CCO Holdings, LLC, a Delaware limited liability company (the “Parent Guarantor”), the subsidiary guarantors named on Schedule I hereto (collectively with the Parent Guarantor, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”) under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Issuers and CCO Safari II, LLC, a Delaware limited liability company, have heretofore executed and delivered to the Trustee an Indenture, dated as of July 23, 2015, as amended by the First Supplemental Indenture, dated as of July 23, 2015, the Second Supplemental Indenture, dated as of May 18, 2016, the Third Supplemental Indenture, dated as of May 18, 2016, the Fourth Supplemental Indenture, dated as of November 1, 2016, the Fifth Supplemental Indenture, dated as of April 20, 2017, the Sixth Supplemental Indenture, dated as of July 6, 2017, the Seventh Supplemental Indenture, dated as of September 18, 2017, the Eighth Supplemental Indenture, dated as of December 21, 2017, the Ninth Supplemental Indenture, dated as of April 17, 2018, and the Tenth Supplemental Indenture, dated as of July 3, 2018 (as amended, supplemented or otherwise modified, the “Indenture”), providing for the issuance of the Issuers’ Notes;

WHEREAS, the Issuers desire to add Spectrum Originals Development, LLC and Spectrum Mobile Equipment, LLC (together, the “New Guarantors”) as Note Guarantors under the Indenture;

WHEREAS, pursuant to Section 9.01(4) of the Indenture, the Issuers, the Guarantors, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture to add the Note Guarantees by the New Guarantors;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of Holders as follows:

1.       Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.       Agreement to Guarantee. Each of the New Guarantors hereby agrees, jointly and severally with each other and all existing guarantors (if any), to unconditionally guarantee the Issuers’ Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Note Guarantor under the Indenture until released pursuant to the terms of the Indenture. Each of the New Guarantors will be entitled to the benefits set forth in Article 10 of the Indenture, including the release provisions set forth in Section 10.02(b) thereof.

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3.       Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 12.02 of the Indenture.

4.       Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

5.       Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

6.       Trustee Makes No Representation. The recitals contained herein shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7.       Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8.       Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed as of the date first above written.

CHARTER COMMUNICATIONS OPERATING, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CCO HOLDINGS, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

THE SUBSIDIARY GUARANTORS NAMED ON SCHEDULE I HERETO

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

[Signature Page to Eleventh Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

[Signature Page to Eleventh Supplemental Indenture]

Schedule I

Subsidiary Guarantors

AdCast North Carolina Cable Advertising, LLC

Alabanza LLC

America’s Job Exchange LLC

Athens Cablevision, LLC

BHN Spectrum Investments, LLC

Bresnan Broadband Holdings, LLC

Bresnan Broadband of Colorado, LLC

Bresnan Broadband of Montana, LLC

Bresnan Broadband of Utah, LLC

Bresnan Broadband of Wyoming, LLC

Bresnan Communications, LLC

Bresnan Digital Services, LLC

Bresnan Microwave of Montana, LLC

Bright House Networks Information Services (Alabama), LLC

Bright House Networks Information Services (California), LLC

Bright House Networks Information Services (Florida), LLC

Bright House Networks Information Services (Indiana), LLC

Bright House Networks Information Services (Michigan), LLC

Bright House Networks, LLC

Cable Equities Colorado, LLC

Cable Equities of Colorado Management LLC

CC 10, LLC

CC Fiberlink, LLC

CC Michigan, LLC

CC Systems, LLC

CC V Holdings, LLC

CC VI Fiberlink, LLC

CC VI Operating Company, LLC

CC VII Fiberlink, LLC

CC VIII Fiberlink, LLC

CC VIII Holdings, LLC

CC VIII Operating, LLC

CC VIII, LLC

CCO Fiberlink, LLC

CCO Holdco Transfers VII, LLC

CCO NR Holdings, LLC

CCO SoCal I, LLC

CCO SoCal II, LLC

CCO SoCal Vehicles, LLC

CCO Transfers, LLC

Charter Advanced Services (AL), LLC

Charter Advanced Services (CA), LLC

Charter Advanced Services (CO), LLC

Charter Advanced Services (CT), LLC

Charter Advanced Services (GA), LLC

Charter Advanced Services (IL), LLC

Charter Advanced Services (IN), LLC

Charter Advanced Services (KY), LLC

Charter Advanced Services (LA), LLC

Charter Advanced Services (MA), LLC

Charter Advanced Services (MD), LLC

Charter Advanced Services (MI), LLC

Charter Advanced Services (MN), LLC

Charter Advanced Services (MO), LLC

Charter Advanced Services (MS), LLC

Charter Advanced Services (MT), LLC

Charter Advanced Services (NC), LLC

Charter Advanced Services (NE), LLC

Charter Advanced Services (NH), LLC

Charter Advanced Services (NV), LLC

Charter Advanced Services (NY), LLC

Charter Advanced Services (OH), LLC

Charter Advanced Services (OR), LLC

Charter Advanced Services (PA), LLC

Charter Advanced Services (SC), LLC

Charter Advanced Services (TN), LLC

Charter Advanced Services (TX), LLC

Charter Advanced Services (UT), LLC

Charter Advanced Services (VA), LLC

Charter Advanced Services (VT), LLC

Charter Advanced Services (WA), LLC

Charter Advanced Services (WI), LLC

Charter Advanced Services (WV), LLC

Charter Advanced Services (WY), LLC

Charter Advanced Services VIII (MI), LLC

Charter Advanced Services VIII (MN), LLC

Charter Advanced Services VIII (WI), LLC

Charter Advertising of Saint Louis, LLC

Charter Cable Operating Company, LLC

Charter Cable Partners, LLC

Charter Communications Entertainment I, LLC

Charter Communications Entertainment, LLC

Charter Communications Properties LLC

Charter Communications Ventures, LLC

Charter Communications VI, L.L.C.

Charter Communications VII, LLC

Charter Communications, LLC

Charter Distribution, LLC

Charter Fiberlink – Alabama, LLC

Charter Fiberlink – Georgia, LLC

Charter Fiberlink – Illinois, LLC

Charter Fiberlink – Maryland II, LLC

Charter Fiberlink – Michigan, LLC

Charter Fiberlink – Missouri, LLC

Charter Fiberlink – Nebraska, LLC

Charter Fiberlink – Pennsylvania, LLC

Charter Fiberlink – Tennessee, LLC

Charter Fiberlink AR-CCVII, LLC

Charter Fiberlink CA-CCO, LLC

Charter Fiberlink CC VIII, LLC

Charter Fiberlink CCO, LLC

Charter Fiberlink CT-CCO, LLC

Charter Fiberlink LA-CCO, LLC

Charter Fiberlink MA-CCO, LLC

Charter Fiberlink MS-CCVI, LLC

Charter Fiberlink NC-CCO, LLC

Charter Fiberlink NH-CCO, LLC

Charter Fiberlink NV-CCVII, LLC

Charter Fiberlink NY-CCO, LLC

Charter Fiberlink OH-CCO, LLC

Charter Fiberlink OR-CCVII, LLC

Charter Fiberlink SC-CCO, LLC

Charter Fiberlink TX-CCO, LLC

Charter Fiberlink VA-CCO, LLC

Charter Fiberlink VT-CCO, LLC

Charter Fiberlink WA-CCVII, LLC

Charter Helicon, LLC

Charter Leasing Holding Company, LLC

Charter Leasing of Wisconsin, LLC

Charter Stores FCN, LLC

Charter Video Electronics, LLC

DukeNet Communications Holdings, LLC

DukeNet Communications, LLC

Falcon Cable Communications, LLC

Falcon Cable Media, a California Limited Partnership

Falcon Cable Systems Company II, L.P.

Falcon Cablevision, a California Limited Partnership

Falcon Community Cable, L.P.

Falcon Community Ventures I Limited Partnership

Falcon First Cable of the Southeast, LLC

Falcon First, LLC

Falcon Telecable, a California Limited Partnership

Falcon Video Communications, L.P.

Helicon Partners I, L.P.

Hometown T.V., LLC

HPI Acquisition Co. LLC

ICI Holdings, LLC

Insight Blocker LLC

Insight Capital LLC

Insight Communications Company, L.P.

Insight Communications Midwest, LLC

Insight Communications of Central Ohio, LLC

Insight Communications of Kentucky, L.P.

Insight Interactive, LLC

Insight Kentucky Capital, LLC

Insight Kentucky Partners I, L.P.

Insight Kentucky Partners II, L.P.

Insight Midwest Holdings, LLC

Insight Midwest, L.P.

Insight Phone of Indiana, LLC

Insight Phone of Kentucky, LLC

Insight Phone of Ohio, LLC

Interactive Cable Services, LLC

Interlink Communications Partners, LLC

Intrepid Acquisition LLC

Marcus Cable Associates, L.L.C.

Marcus Cable of Alabama, L.L.C.

Marcus Cable, LLC

Midwest Cable Communications, LLC

NaviSite LLC

New Wisconsin Procurement LLC

Oceanic Time Warner Cable LLC

Peachtree Cable TV, L.P.

Peachtree Cable TV, LLC

Renaissance Media LLC

Rifkin Acquisition Partners, LLC

Robin Media Group, LLC

Scottsboro TV Cable, LLC

Spectrum Mobile, LLC

Spectrum Mobile Equipment, LLC

Spectrum Originals, LLC

Spectrum Originals Development, LLC

Spectrum Security, LLC

The Helicon Group, L.P.

Time Warner Cable Business LLC

Time Warner Cable Enterprises LLC

Time Warner Cable Information Services (Alabama), LLC

Time Warner Cable Information Services (Arizona), LLC

Time Warner Cable Information Services (California), LLC

Time Warner Cable Information Services (Colorado), LLC

Time Warner Cable Information Services (Hawaii), LLC

Time Warner Cable Information Services (Idaho), LLC

Time Warner Cable Information Services (Illinois), LLC

Time Warner Cable Information Services (Indiana), LLC

Time Warner Cable Information Services (Kansas), LLC

Time Warner Cable Information Services (Kentucky), LLC

Time Warner Cable Information Services (Maine), LLC

Time Warner Cable Information Services (Massachusetts), LLC

Time Warner Cable Information Services (Michigan), LLC

Time Warner Cable Information Services (Missouri), LLC

Time Warner Cable Information Services (Nebraska), LLC

Time Warner Cable Information Services (New Hampshire), LLC

Time Warner Cable Information Services (New Jersey), LLC

Time Warner Cable Information Services (New Mexico), LLC

Time Warner Cable Information Services (New York), LLC

Time Warner Cable Information Services (North Carolina), LLC

Time Warner Cable Information Services (Ohio), LLC

Time Warner Cable Information Services (Pennsylvania), LLC

Time Warner Cable Information Services (South Carolina), LLC

Time Warner Cable Information Services (Tennessee), LLC

Time Warner Cable Information Services (Texas), LLC

Time Warner Cable Information Services (Virginia), LLC

Time Warner Cable Information Services (Washington), LLC

Time Warner Cable Information Services (West Virginia), LLC

Time Warner Cable Information Services (Wisconsin), LLC

Time Warner Cable International LLC

Time Warner Cable Internet Holdings III LLC

Time Warner Cable Internet Holdings LLC

Time Warner Cable Internet LLC

Time Warner Cable, LLC

Time Warner Cable Media LLC

Time Warner Cable Midwest LLC

Time Warner Cable New York City LLC

Time Warner Cable Northeast LLC

Time Warner Cable Pacific West LLC

Time Warner Cable Southeast LLC

Time Warner Cable Sports LLC

Time Warner Cable Texas LLC

TWC Administration LLC

TWC Communications, LLC

TWC Digital Phone LLC

TWC Media Blocker LLC

TWC News and Local Programming Holdco LLC

TWC News and Local Programming LLC

TWC Regional Sports Network I LLC

TWC Regional Sports Network II LLC

TWC SEE Holdco LLC

TWC Wireless LLC

TWC/Charter Dallas Cable Advertising, LLC

TWC/Charter Green Bay Cable Advertising, LLC

TWC/Charter Los Angeles Cable Advertising, LLC

TWCIS Holdco LLC

Vista Broadband Communications, LLC

Wisconsin Procurement Holdco LLC